Exhibit 10.4

GUARANTY

GUARANTY, dated as of September 5, 2008, made by O. Lee Tawes, III, an individual having an address at c/o Northeast Securities, Inc., 100 Wall Street, New York, NY 10005 (the “Guarantor”), for the benefit of __________________ (“Investor”).

W I T N E S S E T H:

WHEREAS, Baywood International, Inc., a Nevada Corporation (“Baywood”), issued to Investor a convertible promissory note, dated as of the date hereof, in the form attached hereto as Exhibit A (the “Note”);

WHEREAS, Investor desires the performance and payment of all obligations (but for sake of clarity the foregoing shall not include any non-monetary obligations of Baywood under the Note, including, without limitation, those set forth in Sections 5 and 6 of the Note) and indebtedness of Baywood to Investor under the Note of every kind and description, direct or indirect, primary or secondary, absolute or contingent, due or to become due (including, without limitation, the amount of any interest, fees or charges thereon or in connection therewith), and any and all renewals, amendments, extensions and refunding of the foregoing, whether now existing or hereafter arising (all such obligations and indebtedness, being hereinafter referred to as the “Obligations”), be guaranteed by the Guarantor as hereinafter set forth;

WHEREAS, the Guarantor is the largest shareholder and a member of the Board of Directors of Baywood and therefore it is in the best interest of the Guarantor that Baywood comply with the terms and conditions of the Note.

NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees with Investor as follows:

1.

The Guarantor does hereby absolutely, unconditionally and irrevocably guaranty to Investor, its successors, endorsees, transferees and assigns, the due and punctual performance and payment of the Obligations owing to Investor or its successor, endorsee, transferee or assign when due (whether at stated maturity or as a prepayment or by acceleration or otherwise), all at the time and place and in the amount and manner prescribed in, and otherwise in accordance with, the Note.  It is agreed that Investor would not accept the Note from Baywood if the Guarantor did not agree to, without limitation, perform each of the covenants, terms and provisions, etc. of said Note, and pay all monies due under said Note from Baywood to Investor as necessary.

2.

This is an unconditional and absolute guaranty of payment and not a guaranty of collection, and if for any reason any Obligation shall not be paid in full when the same becomes due and payable, the Guarantor undertakes to perform or cause to be paid forthwith each such amount to the person entitled to receive the same, regardless of any defense or set-off or counterclaim which Baywood or any other person may have or assert, and regardless of whether or not Investor or anyone on behalf of Investor shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against Baywood or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Note or at law or in equity, and regardless of any other condition or contingency.

3.

This Guaranty shall be of no further force or effect following such time as either (I) Investor (a) exercises its rights under that certain Put Agreement, dated as of the date hereof, between the Guarantor and Investor (the “Put Agreement) by delivering a Put Notice to Baywood and the Guarantor and (b) actually receives the Put Amount (as defined in the Put Agreement) or (II) subject to Section 8 below, all Obligations owing to Investor under the Note have been satisfied in full.

4.

The Guarantor hereby unconditionally waives and agrees not to assert or take advantage of: (a) any right to require Investor to proceed against Baywood or any other person or to pursue any other remedy before proceeding against the Guarantor: (b) the defense of any statute of limitations in any action under or related to the Note; (c) any right or defense that may arise by reason of incapacity, lack of authority, death or disability of Baywood or any other person; and (d) any right or defense arising by reason of the absence, impairment, modification, limitation, destruction or cessation (in bankruptcy, by an election of remedies, or otherwise) of the liability of Baywood, of the subrogation rights of the Guarantor or of the right of the Guarantor to proceed against Baywood for reimbursement.  In the event an action is commenced to enforce this Guaranty, the Guarantor shall pay all court costs and reasonable attorney’s fees incurred by Investor.

5.

The Guarantor hereby unconditionally: (a) covenants that this Guaranty will not be discharged except in accordance with Section 3 or by complete performance of all the Obligations; (b) agrees that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by, any invalidity, irregularity or unenforceability in whole or in part of the Note or any limitation on the liability of Baywood thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (c) waives diligence, presentment and protest with respect to, and any notice of default in the payment of any amount at any time payable by Baywood under or in connection with, the Note.  In furtherance of the foregoing, the Guarantor hereby waives and agrees not to assert or take advantage of any right or defense based on the absence of any or all presentments, demands (including demands for performance), notices (including notices of adverse changes in the financial status of Baywood or other facts which increase the risk to the Guarantor, notices of non-performance and notices of acceptance of this Guaranty) and protests of each and every kind.

6.

The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall not be released, affected or impaired by any assignment or transfer, in whole or in part, of the Note or any Obligation (other than in accordance with Section 3), although made without notice to or the consent of the Guarantor, or any waiver by Investor, or by any other person, of the performance or observance by Baywood or the Guarantor of any of the agreements, covenants, terms or conditions contained in the Note, or any indulgence in or the extension of the time for payment by Baywood or the Guarantor of any amounts payable under or in connection with the Note or any Obligation or of the time for performance by Baywood or the Guarantor of any other obligations under or arising out of the Note or any Obligation or the extension or renewal thereof, or the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of Baywood or the Guarantor set forth in or arising in connection with the Note, or the voluntary or involuntary liquidation, sale or other disposition of all or any portion of the stock or assets of Baywood or the Guarantor, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting Baywood or the Guarantor or any assets of Baywood or the Guarantor, or the release of any property from any security for any Obligation, or the impairment of any such property or security, or the release or discharge of Baywood or the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in or arising out of the Note by operation of law, or the merger or consolidation of Baywood, or any other cause, whether similar or dissimilar to the foregoing.

7.

Notwithstanding any payment or payments made by the Guarantor hereunder, unless and until complete performance of all the Obligations or discharge of this Guaranty in accordance with Section 3, the Guarantor shall not be entitled to exercise any right of subrogation to any of the rights of Investor against Baywood or any collateral security or guaranty held by Investor for the payment of the Obligations, nor shall the Guarantor seek any reimbursement from Baywood in respect of payments made by such Guarantor hereunder.

8.

The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall be reinstated if at any time any payment of monies received by Investor from Baywood under the Note or in connection with any Obligation is required to be repaid by Investor.

9.

It is expressly understood and agreed that the obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall not be affected, modified or impaired by the compromise, settlement, waiver, change, modification, amendment (whether material or otherwise) or termination of any of the obligations, covenants, agreements or duties of the Guarantor under this Guaranty or by the taking of, or the failure to take, or any delay on the part of Investor in taking, any action against the Guarantor, to enforce, assert or exercise any right, power, or remedy conferred on Investor, or in connection with any of the transactions contemplated hereby or by the Note.

10.

This Guaranty may not be amended or modified except by a writing jointly executed by the Guarantor with the written consent of Investor executed thereon.  The obligations of the Guarantor under this Guaranty are continuing obligations and a fresh cause of action shall arise in respect of each default hereunder.

11.

The Guarantor agrees that all the rights, benefits and privileges herein and hereby conferred upon Investor shall rest in, and be enforceable by, Investor, its successors, endorsees, transferees and assigns.  The Guarantor and its heirs, executors and legal representatives shall be jointly and severally bound by and liable for all of the terms and conditions of this Guaranty and the obligations of the Guarantor hereunder.

12.

This Guaranty shall be governed by and construed in accordance with the law of the State of New York, without giving effect to the conflict of law principles thereof.  The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or United States Federal Court sitting in the Southern District of New York over any action or proceeding arising out of this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be held and determined in such New York State or Federal Court.  The Guarantor hereby waives any right to a trial by jury in any legal proceeding related in any way to this Guaranty.  The Guarantor hereby further irrevocably consents to the service of such process in any such action or proceeding in either of said courts by mailing thereof by registered or certified mail, postage prepaid, to such Guarantor at its address specified on the signature page hereof.  The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  The Guarantor hereby further waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in such State and any objection to any action or proceeding in such State on the basis of an inconvenient forum.  Nothing herein shall affect the right of Investor to serve legal process in any other manner permitted by law or affect the right of Investor to bring any action or proceeding against the Guarantor or its property in the courts of any other jurisdiction.  If for any reason any provision or provisions of this Guaranty are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Guaranty which are valid.

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IN WITNESS WHEREOF, the Guarantor executed this Guaranty as of the date first written above.

O. LEE TAWES, III

Exhibit A